AMENDMENT NO. 1
             TO LIMITED LIABILITY COMPANY AGREEMENT
                               OF
                      CADIZ REAL ESTATE LLC

     This AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT ("Amendment") is entered into as of October 29, 2004 by and between Cadiz Inc. ("Cadiz") and M. Solomon & Associates, Inc. (the "Independent Member"). The parties to this Amendment are hereinafter sometimes referred to collectively as the "Parties".


                            RECITALS:

     WHEREAS, the Parties have entered into a Limited Liability
Company Agreement of Cadiz Real Estate LLC dated as of December
11, 2003 (the "LLC Agreement"); and

     WHEREAS, Section 4.1 of the LLC Agreement provides that the management of Cadiz Real Estate LLC (the "Company") shall be vested in a Board of Managers; and

     WHEREAS, the Parties wish to amend the LLC Agreement in order to provide the Board of Managers with the authority to appoint officers of the Company, including a Chairman and a Chief Executive Officer, with the powers typically associated with such positions; and

     WHEREAS, pursuant to Section 9.1 of the LLC Agreement, for as long as any amounts due under the terms of the New Note are outstanding, any amendment to the LLC Agreement (including this Amendment) requires the prior written consent of (i) the lenders holding at least 66% of the interest in the New Note or such higher supermajority as may be required pursuant to the terms of the New Note, and (ii) the Independent Member; and

     WHEREAS, the consent to this Amendment of the Independent
Member is evidenced by such Independent Member's execution of this Amendment; and

     WHEREAS, the consent to this Amendment of ING Capital LLC, as the holder of 100% of the interest in the New Note, is set forth following the signatures of Cadiz and the Independent
Member to this Amendment;

     NOW THEREFORE, in consideration of the above recitals, the promises and the mutual representations, warranties, covenants and agreements herein contained, the Parties hereby agree as follows:

     1. AMENDMENT OF LLC AGREEMENT. Subject to Section 2 of this Amendment, the LLC Agreement is hereby amended by adding new
Section 4.1(d) to read in full as follows:

     "(d) OFFICERS.

          i. APPOINTMENT OF OFFICERS. The Managers may appoint officers at any time. The officers of Company, if deemed necessary by the Managers, may include a chairman, chief executive officer/president, vice president, secretary, and chief financial officer. The officers shall serve at the pleasure of the Managers, subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices. No officer need be a resident of the State of California or citizen of the United States. The officers shall exercise such powers and perform such duties as specified in this Agreement and as shall be determined from time to time by the Managers.

          ii. REMOVAL, RESIGNATION AND FILLING OF VACANCY OF OFFICERS. Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Managers at any time. Any officer may resign at any time by giving written notice to the Managers. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

          iii. SALARIES OF OFFICERS. All officers and agents of the Company shall receive such compensation, if any, as may be determined by the Managers from time to time.

          iv. DUTIES AND POWERS OF THE CHAIRMAN. The chairman, if such an officer be appointed, shall, if present, preside at meetings of the Members and Managers, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Managers or prescribed by this Agreement. If there is no president, the chairman shall in addition be the chief executive officer of the Company and shall have the powers and duties prescribed in Section (v) below.

          v. DUTIES AND POWERS OF THE CHIEF EXECUTIVE OFFICER/PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Managers to the chairman, if there be such an officer, the president shall be the chief executive officer of the Company, and shall, subject to the control of the Managers, have general and active management of the business of the Company and shall see that all orders and resolutions of the Members and Managers are carried into effect. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Managers or this Agreement. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the Managers to some other officer or agent of the Company.

          vi. DUTIES AND POWERS OF OTHER OFFICERS. Any other officers of the Company as may be appointed by the Managers, such as, vice president, secretary, and chief financial officer, shall perform such other duties and have such other powers as the Managers may from time to time prescribe.

          vii. ACTS OF OFFICERS AS CONCLUSIVE EVIDENCE OF AUTHORITY. Any note, mortgage, evidence of indebtedness, contract, certificate, statement, conveyance, or other instrument in writing, and any assignment or endorsement thereof, executed or entered into between the Company and any other person, when signed by the chairman of the board, the president or any vice president and any secretary, any assistant secretary, the chief financial officer, or any assistant treasurer of the Company, is not invalidated as to the Company by any lack of authority of the signing officers in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same.

          viii.SIGNING AUTHORITY OF OFFICERS. Subject to any restrictions imposed by the Managers, any officer, acting alone, is authorized to sign contracts and obligations and endorse instruments on behalf of the Company."

     2. EXISTING LLC AGREEMENT. Except as otherwise amended or modified herein or hereby, the provisions of the LLC Agreement (including, without limitation, the affirmative and negative covenants set forth in Sections 4.3 and 4.4 of the LLC Agreement) are hereby reaffirmed and shall remain in full force and effect. Notwithstanding anything herein to the contrary, any and all actions which require the consent and/or approval pursuant to the LLC Agreement of the Independent Member, Independent Manager and/or the lenders holding at least 66% of the interest in the New Note or such higher supermajority as may be required pursuant to the terms of the New Note shall, notwithstanding this Amendment, continue to require such consent and/or approval.

     IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 1 to Limited Liability Company Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

"CADIZ"

CADIZ INC.


By:   /s/ Keith Brackpool
     ----------------------------------
     Keith Brackpool
     Chief Executive Officer

"INDEPENDENT MEMBER"


M. SOLOMON & ASSOCIATES, INC.


By:   /s/ Michael H. Solomon
     ----------------------------------
     Michael H. Solomon
     President


CONSENT OF HOLDER OF NEW NOTE:

Pursuant to Section 9.1 of the LLC Agreement, the undersigned, as the holder of 100% of the interest in the New Note, hereby consents to the foregoing Amendment.

ING CAPITAL LLC


By:   /s/ Geoffrey Arens
     ----------------------------------
     Name: Geoffrey Arens
     Title: M.D.